PRICING SUPPLEMENT NUMBER 1                 Filed Under Rule
(to Prospectus Supplement dated             424(b)(2) and 424(c)
July 19, 1995 and Prospectus                File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AA 6
                           $10,000,000

                        TYSON FOODS, INC.

           6.41% Medium-Term Notes Due October 10, 2000
                   Interest Payable Semiannually

                   -----------------------------

           Agent:                       Merrill Lynch & Co.
           Offering Price:              100.00%
           Agent's Commission:          0.5%
           Currency:                    U.S. dollars
           Date of Issue:               October 10, 1995
           Issuance form:               Book-entry
           Scheduled Maturity Date:     October 10, 2000
           Daycount basis:              30/360

               Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

           Principal Payment Dates:     Scheduled Maturity Date
           Business Days:               New York
           Calculation Agent:           Not applicable
           Optional Redemption Dates:   Not applicable
           Option to elect prepayment:  None
           Sinking fund:                Not applicable
           Settlement Date:             October 10, 1995

          The 6.41% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                       -------------------
                       Merrill Lynch & Co.
                       -------------------
          October 5, 1995           1

PRICING SUPPLEMENT NUMBER 2               Filed Under Rule
(to Prospectus Supplement dated           424(b)(2) and 424(c)
July 19, 1995 and Prospectus              File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AA 6
                             $10,000,000

                          TYSON FOODS, INC.

           6.41% Medium-Term Notes Due October 10, 2000
                     Interest Payable Semiannually

                     -----------------------------

           Agent:                    CS First Boston Corporation
           Offering Price:           100.00%
           Agent's Commission:       0.5%
           Currency:                 U.S. dollars
           Date of Issue:            October 10, 1995
           Issuance form:            Book-entry
           Scheduled Maturity Date:  October 10, 2000
           Daycount basis:           30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

           Principal Payment Dates:       Scheduled Maturity Date
           Business Days:                 New York
           Calculation Agent:             Not applicable
           Optional Redemption Dates:     Not applicable
           Option to elect prepayment:    None
           Sinking fund:                  Not applicable
           Settlement Date:               October 10, 1995

          The 6.41% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                  ---------------------------
                  CS First Boston Corporation
                  ---------------------------
          October 5, 1995          2

PRICING SUPPLEMENT NUMBER 3                Filed Under Rule
(to Prospectus Supplement dated            424(b)(2) and 424(c)
July 19, 1995 and Prospectus               File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AA 6
                           $10,000,000

                        TYSON FOODS, INC.

           6.41% Medium-Term Notes Due October 10, 2000
                  Interest Payable Semiannually

                  -----------------------------

           Agent:                     BA Securities, Inc.
           Offering Price:            100.00%
           Agent's Commission:        0.5%
           Currency:                  U.S. dollars
           Date of Issue:             October 10, 1995
           Issuance form:             Book-entry
           Scheduled Maturity Date:   October 10, 2000
           Daycount basis:            30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

           Principal Payment Dates:       Scheduled Maturity Date
           Business Days:                 New York
           Calculation Agent:             Not applicable
           Optional Redemption Dates:     Not applicable
           Option to elect prepayment:    None
           Sinking fund:                  Not applicable
           Settlement Date:               October 10, 1995

          The 6.41% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                       -------------------
                       BA Securities, Inc.
                       -------------------
          October 5, 1995           3

PRICING SUPPLEMENT NUMBER 4                  Filed Under Rule
(to Prospectus Supplement dated              424(b)(2) and 424(c)
July 19, 1995 and Prospectus                 File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AB 4
                            $5,000,000

                         TYSON FOODS, INC.

           6.40% Medium-Term Notes Due October 10, 2000
                    Interest Payable Semiannually

                    -----------------------------

           Agent:                   NatWest Capital Markets Limited
           Offering Price:          100.00%
           Agent's Commission:      0.5%
           Currency:                U.S. dollars
           Date of Issue:           October 10, 1995
           Issuance form:           Book-entry
           Scheduled Maturity Date: October 10, 2000
           Daycount basis:          30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

          Principal Payment Dates:       Scheduled Maturity Date
          Business Days:                 New York
          Calculation Agent:             Not applicable
          Optional Redemption Dates:     Not applicable
          Option to elect prepayment:    None
          Sinking fund:                  Not applicable
          Settlement Date:               October 10, 1995

          The 6.40% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                  -------------------------------
                  NatWest Capital Markets Limited
                  -------------------------------
          October 5, 1995           4

PRICING SUPPLEMENT NUMBER 5                  Filed Under Rule
(to Prospectus Supplement dated              424(b)(2) and 424(c)
July 19, 1995 and Prospectus                 File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AA 6
                            $5,000,000

                         TYSON FOODS, INC.

           6.41% Medium-Term Notes Due October 10, 2000
                    Interest Payable Semiannually

                    -----------------------------

           Agent:                      J.P. Morgan Securities Inc.
           Offering Price:             100.00%
           Agent's Commission:         0.5%
           Currency:                   U.S. dollars
           Date of Issue:              October 10, 1995
           Issuance form:              Book-entry
           Scheduled Maturity Date:    October 10, 2000
           Daycount basis:             30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

           Principal Payment Dates:     Scheduled Maturity Date
           Business Days:               New York
           Calculation Agent:           Not applicable
           Optional Redemption Dates:   Not applicable
           Option to elect prepayment:  None
           Sinking fund:                Not applicable
           Settlement Date:             October 10, 1995

          The 6.41% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                  ---------------------------
                  J.P. Morgan Securities Inc.
                  ---------------------------
          October 5, 1995          5

PRICING SUPPLEMENT NUMBER 6                  Filed Under Rule
(to Prospectus Supplement dated              424(b)(2) and 424(c)
July 19, 1995 and Prospectus                 File No. 33-58177
dated June 5, 1995
CUSIP No. 90247G AC 2
                          $5,000,000

                       TYSON FOODS, INC.

           6.39% Medium-Term Notes Due October 10, 2000
                    Interest Payable Semiannually

                    -----------------------------

           Agent:                      A.G. Edwards & Sons, Inc.
           Offering Price:             100.00%
           Agent's Commission:         0.5%
           Currency:                   U.S. dollars
           Date of Issue:              October 10, 1995
           Issuance form:              Book-entry
           Scheduled Maturity Date:    October 10, 2000
           Daycount basis:             30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

          Principal Payment Dates:          Scheduled Maturity Date
          Business Days:                    New York
          Calculation Agent:                Not applicable
          Optional Redemption Dates:        Not applicable
          Option to elect prepayment:       None
          Sinking fund:                     Not applicable
          Settlement Date:                  October 10, 1995

          The 6.39% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                   -------------------------
                   A.G. Edwards & Sons, Inc.
                   -------------------------
          October 5, 1995         6

PRICING SUPPLEMENT NUMBER 7                  Filed Under Rule
(to Prospectus Supplement dated              424(b)(2) and 424(c)
July 19, 1995 and Prospectus                 File No. 33-58177
dated June 5, 1995)
CUSIP No. 90247G AC 2
                          $5,000,000

                       TYSON FOODS, INC.

           6.39% Medium-Term Notes Due October 10, 2000
                  Interest Payable Semiannually

                  -----------------------------

           Agent:                      Merrill Lynch & Co.
           Offering Price:             100.00%
           Agent's Commission:         0.5%
           Currency:                   U.S. dollars
           Date of Issue:              October 10, 1995
           Issuance form:              Book-entry
           Scheduled Maturity Date:    October 10, 2000
           Daycount basis:             30/360

              Interest Accrual Dates: October 10, 1995 through the Initial Interest Payment Date. Thereafter, interest will accrue from each Interest Payment Date to but excluding the next succeeding Interest Payment Date.
               Interest Payment Dates: Semiannually on each June 1 and December 1 (each an "Interest Payment Date"), commencing December 1, 1995 (the "Initial Interest
          Payment Date") and ending on the Scheduled Maturity Date. If any Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day.

          Principal Payment Dates:          Scheduled Maturity Date
          Business Days:                    New York
          Calculation Agent:                Not applicable
          Optional Redemption Dates:        Not applicable
          Option to elect prepayment:       None
          Sinking fund:                     Not applicable
          Settlement Date:                  October 10, 1995

          The 6.39% Medium-Term Notes due October 10, 2000 (the "Notes") will be purchased by investors at 100.00% of their principal amount. For U.S. federal income tax purposes, the Notes will be treated as Fixed Rate Debt Securities, issued without Original Issue Discount
          ("OID").    This  treatment  is  consistent  with   the
          applicable provisions of the Internal Revenue Code of 1986, as amended, and the final OID regulations which are generally effective for debt instruments issued on or after April 4, 1994.

                        -------------------
                        Merrill Lynch & Co.
                        -------------------
          October 5, 1995            7